THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”), is made and entered into as of this 9th day of February, 2007, with an effective date as set forth in Section 3 hereof, by and among POOL CORPORATION (formerly known as SCP POOL CORPORATION), a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS INC., a company organized under the laws of Ontario (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), the lenders who are or may become a party to this Agreement (collectively, the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders, WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (formerly known as Congress Financial Corporation (Canada)), as Canadian Dollar Lender, JPMORGAN CHASE BANK, as Syndication Agent, CAPITAL ONE, NATIONAL ASSOCIATION (successor-by-merger to HIBERNIA NATIONAL BANK), as Documentation Agent and WELLS FARGO BANK NATIONAL ASSOCIATION, as Documentation Agent.

Statement of Purpose

A. The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Credit Agreement dated as of November 2, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agents;

B. The US Borrower desires to enter into a transaction where the US Borrower will issue and sell $100,000,000 senior unsecured notes pursuant to a note purchase agreement (the “Proposed Transaction”); and

C. Subject to the terms and conditions set forth in this Amendment, the Borrowers desire to amend or modify certain provisions of the Credit Agreement in certain respects in connection with the Proposed Transaction as more particularly set forth herein and to make certain other amendments and modifications as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized, undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Amendment. The following sections of the Credit Agreement are modified as follows:

A. Section 1.1 of the Credit Agreement (“Definitions”) is hereby amended by amending and restating the definitions of “Canadian Dollar Commitment” and “Letters of Credit” as follows:

““Canadian Dollar Commitment” means the lesser of (a) Ten Million Dollars ($10,000,000) and (b) the Revolving Credit Commitment.”

““Letters of Credit” means the collective reference to the letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit.”

B. Section 1.1 of the Credit Agreement (“Definitions”) is hereby amended by adding the following new definitions in appropriate alphabetical order:

““February 2007 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of February __, 2007 pursuant to which the US Borrower will issue the February 2007 Notes, as such agreement may be amended, restated, supplemented or otherwise modified, in each case, in accordance with Section 10.10 of this Agreement.”

““February 2007 Notes” means the senior unsecured notes issued by the US Borrower pursuant to the February 2007 Note Purchase Agreement in an initial aggregate principal amount of $100,000,000.”

C. Section 3.1 of the Credit Agreement (“L/C Commitment”) is hereby amended by adding the words “or a trade letter of credit” after the words “standby letter of credit” in clause (ii) of the second sentence of such Section.

D. Section 10.1 of the Credit Agreement (“Limitations on Indebtedness”) is hereby amended by:

(1) adding the words “or subsection (q)” after the words “subsections (a) through (e)” in subsection (g);

(2) moving the word “and” from the end of subsection (o) to the end of subsection (p); and

(3) adding a new subsection (q) as follows:

“(q) (i) Indebtedness in connection with the February 2007 Notes upon terms and conditions reasonably satisfactory to the Administrative Agent and (ii) any additional unsecured Indebtedness issued under, or by a supplement to, the February 2007 Note Purchase Agreement or any similar note purchase agreement or other debt instrument; provided that such additional unsecured Indebtedness shall be on terms and conditions that are, taken as a whole, (A) consistent with the then-current market terms and conditions of such type of unsecured debt (as reasonably determined in good faith by the Board of Directors of the US Borrower) and (B) no less favorable to the Lenders than the terms of the February 2007 Notes (as reasonably determined by the Administrative Agent); provided further that with respect to any Indebtedness incurred pursuant to clause (ii), (1) no Default or Event of Default exists and is continuing or would be caused by the issuance thereof, (2) the Administrative Agent shall have received satisfactory written evidence that the US Borrower would be in compliance with all covenants in this Agreement on a pro forma basis after giving effect to the issuance thereof, and (3) the maturity date of such senior Indebtedness shall be no earlier than the Indebtedness (if any) being refinanced and in any event shall be at least six (6) months after each of the Revolving Credit Maturity Date and the Term Loan Maturity Date;”

E. Section 10.3 of the Credit Agreement (“Limitations on Loans, Advances, Investments and Acquisitions”) is hereby amended by deleting subsection (i) in its entirety and replacing it with the following:

“(i) the creation of new Foreign Subsidiaries or additional investments in existing Foreign Subsidiaries, the investment in which, together with the Permitted Acquisition Consideration payable in connection with all Permitted Foreign Acquisitions and the total amount of any transactions permitted under Sections 10.1(i) and 10.5(f), does not exceed $75,000,000 in the aggregate during the term of this Agreement;”

F. Section 10.4 of the Credit Agreement (“Limitations on Mergers and Liquidation”) is hereby amended by deleting subsection (e) in its entirety and replacing it with the following:

“(e) the dissolution of SCP Northpark LLC, SCP Services LP and Cypress Hong Kong, Ltd.”

G. Section 10.5 of the Credit Agreement (“Limitations on Sale of Assets”) is hereby amended by deleting subsection (c) in its entirety and replacing it with the following:

“(c) the transfer of assets pursuant to Section 10.4;”

H. Section 10.6 of the Credit Agreement (“Limitations on Dividends and Distributions”) is hereby amended by deleting subsection (c) in its entirety and replacing it with the following:

“(c) any Subsidiary may declare and pay dividends of any type (cash or non-cash) to the US Borrower or any other Wholly-Owned Subsidiary, provided that if the Subsidiary paying the dividend is a Subsidiary Guarantor then the recipient of the dividend must be either the US Borrower or another Subsidiary Guarantor;”

I. Section 10.10 of the Credit Agreement “Amendments; Payments and Prepayments of Subordinated Indebtedness” is hereby amended by:

(1) deleting the title of such Section in its entirety and replacing it with “Amendments, Payments and Prepayments of Certain Indebtedness”;

(2) adding the words “or any Indebtedness permitted pursuant to Section 10.1(q) of this Agreement” before the period at the end of subsection (a); and

(3) amending and restating subsection (b) in its entirety as follows:

“(b) Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (i) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (ii) at the maturity thereof) any Subordinated Indebtedness or any Indebtedness permitted pursuant to Section 10.1(q) of this Agreement, except (x) refinancings, refundings, renewals, extensions or exchange of any such Indebtedness to the extent permitted by Section 10.1(j) (in the case of Subordinated Indebtedness) or Section 10.1(q) (in the case of Indebtedness permitted by Section 10.1(q)) or (y) so long as no Default or Event of Default has occurred or would result therefrom regularly scheduled payments of interest on Indebtedness issued pursuant to Section 10.1(q).”

SECTION 3. Effectiveness. This Amendment shall become effective on the date that each of the following conditions has been satisfied:

A. Amendment Documents. The Administrative Agent shall have received a duly executed counterpart of this Amendment from the Administrative Agent, the Issuing Lender, the Canadian Dollar Lender, the Borrowers, the Subsidiary Guarantors and the Required Lenders;

B. Proposed Transaction Documents. The Administrative Agent shall have received the final executed agreements entered into in connection with the Proposed Transaction (including all schedules and exhibits thereto) and all related transaction documents with respect thereto, in each case in form and substance reasonably satisfactory to the Administrative Agent;

C. Fees and Expenses. The Administrative Agent shall have been reimbursed for all reasonable fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Section 7 of this Amendment, the Credit Agreement and the transactions contemplated thereby;

D. Canadian Note. The Administrative Agent shall have received a new executed Canadian Note in favor of the Canadian Dollar Lender; and

E. Other Documents. The Administrative Agent shall have received copies of each other document, instrument or item reasonably requested by it.

SECTION 4. Reaffirmation of Loan Documents. By its execution hereof, each Borrower and each Subsidiary Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

SECTION 5. Effect of Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (ii) to be a waiver of, or consent to, a modification or amendment to any term or provision of any Loan Document specifically consented to, waived, amended or modified by this Amendment on any other occasion, or (iii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

SECTION 6. Representations and Warranties/No Default.

A. By its execution hereof, each Borrower and each Subsidiary Guarantor hereby certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (after giving effect to this Amendment) is true and correct as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

B. By its execution hereof, each Borrower and each Subsidiary Guarantor hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

C. By its execution hereof, each Borrower and each Subsidiary Guarantor hereby represents and warrants that this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Borrower or such Subsidiary Guarantor, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

SECTION 7. Fees and Expenses. The Borrowers shall pay all reasonable, out-of-pocket fees and expenses of the Administrative Agent (including, without limitation, all costs of electronic or internet distribution of any information hereunder) in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable, fees, disbursements and other charges of counsel for the Administrative Agent.

SECTION 8. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together constitute one and the same agreement.

SECTION 10. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

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4827-4488-3457.05

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

US BORROWER:

POOL CORPORATION (formerly known as SCP POOL CORPORATION), as US Borrower

By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: Vice President & Chief Financial Officer

CANADIAN BORROWER:

SCP DISTRIBUTORS INC., as Canadian Borrower

By: /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title: President and Chief Executive Officer

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Third Amendment - SCP Pool Corporation

ACKNOWLEDGED AND AGREED TO BY:

SUBSIDIARY GUARANTORS:

SCP DISTRIBUTORS LLC, as Subsidiary Guarantor

By: /s/ Craig K. Hubbard
Name: Craig K. Hubbard
Title: Treasurer

ALLIANCE TRADING, INC., as Subsidiary Guarantor

By: /s/ Shaleen Lee
Name: Shaleen Lee
Title: Secretary

CYPRESS, INC., as Subsidiary Guarantor

By: /s/ Shaleen Lee
Name: Shaleen Lee
Title: Secretary

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor

By: /s/ Craig K. Hubbard
Name: Craig K. Hubbard
Title: Treasurer

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SCP ACQUISITION CO. LLC, as Subsidiary Guarantor

By: SCP Distributors LLC, its Sole Member

By: /s/ Craig K. Hubbard
Name: Craig K. Hubbard
Title: Treasurer

SCP INTERNATIONAL, INC., as Subsidiary Guarantor

By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: Treasurer

POOL DEVELOPMENT LLC, as Subsidiary Guarantor

By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: Treasurer

SPLASH HOLDINGS, INC. (formerly known as FORT WAYNE POOLS, INC.), as Subsidiary Guarantor

By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: Treasurer

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor

By: /s/ Jennifer M. Neil
Name: Jennifer M. Neil
Title: Secretary

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POOLCORP FINANCIAL MORTGAGE, LLC, as Subsidiary Guarantor

By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title: President & Treasurer

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AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By: /s. Richard E. Anglin III
Name: Richard E. Anglin III
Title: Vice President

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WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (formerly known as Congress Financial Corporation (Canada)), as Canadian Dollar Lender

By: /s/ Enza Agosta
Name: Enza Agosta
Title: Vice President

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JPMORGAN CHASE BANK, as Syndication Agent and Lender

By: /s/ H. David Jones
Name: H. David Jones
Title: Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION (successor-by-merger to HIBERNIA NATIONAL BANK), as Documentation Agent and Lender

By: /s/ Katharine G. Kay
Name: Katharine G. Kay
Title: Vice President

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WELLS FARGO BANK NATIONAL ASSOCIATION, as Documentation Agent and Lender

By: /s/ Linda Masera
Name: Linda Masera
Title: Vice President

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REGIONS BANK, as Lender

By: /s/ Jorge E. Goris
Name: Jorge E. Goris
Title: Senior Vice President